Exhibit 99.2

1 Fourth Quarter and Full Year 2025 Earnings Presentation March 2026

2 Disclaimer This presentation has been prepared by Forum Markets, Incorporated (“Forum” or the “Company”) solely for information purposes . This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a “prospectus” within the meaning of the U . S . Securities Act of 1933 , as amended (the “Securities Act”) . Current and prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the United States Securities and Exchange Commission (the “SEC”) EDGAR system at www . sec . gov and on our website at www . Forum - Markets . com . The Company is making this presentation available in connection with an update on its business operations and strategies . This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company . No securities of the Company may be offered or sold in the United States without registration with the SEC or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of March 31 , 2026 . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . This presentation contains statements that constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws . All statements other than statements of historical fact are forward - looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations . These statements refer to many things, including and not limited to, the future value of any digital asset and/or another cryptocurrency, the management of a sophisticated cryptocurrency treasury strategy, including its participation in DeFi protocols, and future performance, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward - looking statements . There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, partners, custodians, and vendors of the Company, and other risks . Historical facts are presented without intent to persuade . These statements can be recognized by the use of words such as “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “plan,” “seek”, “will,” “look,” “future,” “assume,” “continue,” or the negative of such terms or other variations thereof, or words of similar substance or meaning . Such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward - looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward - looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control . The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances . All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein . Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names . Actual results may vary greatly from any assumptions or models built in reliance on this presentation . Results may vary due to market conditions, unforeseen circumstances, competition, an unforeseen change in how regulators in the USA or elsewhere categorize ETH, and results are subject to a multitude of risks, uncertainties, and changes . Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of ETH, the ongoing security of the Ethereum ecosystem, technical and custodial risks, and other risks of loss . Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind . Recipients should seek advice from their own advisors as to these matters . For a description of the risks relating to an investment in the Company, we refer you to the “Forward - Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10 - Qs, Form 10 - Ks and Form 8 - Ks, filed with the SEC available at www . sec . gov .

3 Strategic Objective Forum is modernizing capital markets through the tokenization of institutional - grade real - world assets.

4 Tokenization of Real - World Assets (RWA) I. Generating revenue from yield on assets we acquire or finance prior to tokenization II. Earning economics from structuring and originating tokenized products III. Generating recurring revenue through managing these assets IV. Over time, benefitting from trading and market activity as secondary liquidity develops WE EXPECT TO CREATE VALUE THROUGH MULTIPLE COMPLEMENTARY CHANNELS: ACQUIRE + TOKENIZE GENERATE YIELD REINVEST AND EXPAND DISTRIBUTE RETURNS Compound gains into new tokenized assets Return yield to Forum and token holders Earn operating income from asset use

5 Forum’s Partnerships

6 Launched EURUS I Aero Token in February Collateral Typical Annual Return Product ASSET ~11%* Eurus Aero Token I COMPANY 4 - 6% Investment Grade Bonds FDIC 3 - 4% HY Savings *Target Rate of Return based on holding for full term of lease

FORUM 7

Auto Loan Warehouse: Generating Yield Today, Scaling Tokenization Tomorrow

SHORT-DURATION FINANCING PLATFORM GENERATING DOUBLE-DIGIT YIELD AND CREATING SCALABLE TOKENIZED ASSET PIPELINES

Auto Loan Origination



- Dealer network via Automatic USA
- AI-driven underwriting via Karus
- Real-time credit decisioning

Forum Warehouse Facility


12-13%

- $10M revolving facility
- Short-duration (7-10 day hold)
- ~12-13% annualized yield
- First-lien, secured auto loans

Distribution & Tokenization



- Forward sale institutional buyers
- Eligible for tokenization
- Recycle capital into new originations

BEGINS GENERATING YIELD IMMEDIATELY WHILE BUILDING SCALABLE TOKENIZED ASSET SUPPLY

8 2025: Key Milestones 2026: Scale IN LESS THAN A YEAR, FORUM BUILT THE INFRASTRUCTURE, PROVED THE TECHNOLOGY, AND BEGAN GENERATING REAL YIELD

9 Balance Sheet Repositioning FORUM HAS EXITED DIRECT ETH PRICE EXPOSURE AND REDEPLOYED CAPITAL INTO YIELD - GENERATING REAL - WORLD ASSETS I II III

10 FINANCIAL RESULTS

11 Forum by the Numbers I. Assets under management (AUM) on the platform II. Yield generated from our asset base III. Tokenization issuance activity IV. In the future, fee revenue associated with structuring, originating, and managing tokenized product GOING FORWARD, METRICS WE BELIEVE WILL BE MOST RELEVANT TO TRACKING OUR PROGRESS TODAY ARE: 1 Schedules reconciling the Company's generally accepted accounting principles in the United States ("GAAP") and non - GAAP financia l results, including Adjusted EBITDA, are included in the accompanying earnings release (see also "Non - GAAP Financial Measures"). 2 Anticipated yield once all planned asset acquisitions are deployed on the balance sheet RWA Token Launched, EURUS AERO TOKEN I Anticipated average blended yield on asset base 2 Full Year 2025 Adj. EBITDA 1 $6.5M - $218.5M 1 10% FORUM BY THE NUMBERS

12 Capital Allocation I II III DISCIPLINED CAPITAL ALLOCATION DRIVING SHAREHOLDER VALUE

13 Outlook LOOKING AHEAD, THE COMPANY EXPECTS: I II III